THE BANC STOCK
                                   GROUP FUND




                                 ANNUAL REPORT

                                February 28,2001




                                     [LOGO]

                                BANC STOCK GROUP

                               1105 Schrock Road
                                   Suite 437
                               Columbus, OH 43229

                           THE BANC STOCK GROUP FUND

APRIL 5, 2001

Dear Shareholder:

     Thank you for your investment in The Banc Stock Group Fund. This is our annual report, in which we will share with you our view of the activities of the general stock market and comment upon banking sector activities over the past year.

THE MARKET

     We see a continued feeling of uncertainty as the economy adjusts to a slower growth environment both globally and nationally. Practically all of the major markets in North America, Europe and Asia are down double-digit percentages in U.S. dollars. Current feelings about the economy may result in continued volatility in the financial markets.

     We believe that history will judge the epoch of Nasdaq 5100 and the dot.com IPOs as part of the biggest stock market bubble in the post World War II era.

WHAT WE SEE

     An improved interest rate environment with a steepening yield curve, which should lead to enhanced earnings for community banks. We will continue to concentrate on banks with strong deposit growth and excellent credit quality in prosperous locales.

THE BANC STOCK GROUP FUND

     Since the semi-annual report covering the period March 1st through August 31st, 2000, The Banc Stock Group Fund has seen its six-month return increase to 24.61% while during that same time frame the S&P 500 is down 17.83% and the Nasdaq Composite is down 48.78%. At the same time, the S&P Banks Composite Index is up 6.89% and the Nasdaq Bank Index is up 15.77%. Please see the following pages for comparison of a hypothetical $10,000 investment in the Fund versus the S&P 500 and Nasdaq Bank Indices. In this environment, earnings matter along with consistency in growth prospects. The visibility of sales and earnings is highly important. We look forward to a fairly good environment for financials in general.

     On behalf of The Banc Stock Group Fund, we appreciate your investment and hope to continue serving you and your family for many years. Should you have any questions, please feel free to call us at 1-800-733-2265.

Sincerely,

THE BANC STOCK GROUP FUND

Mark A. Davis
Fund Manager

                      COMPARISON OF A $10,000* INVESTMENT
                      IN THE BANC STOCK GROUP FUND CLASS A
               (SINCE INCEPTION OF 08/01/97, AFTER SALES CHARGE)
                 TO THE S&P 500 INDEX AND THE NASDAQ BANK INDEX
                      INCLUDING REINVESTMENT OF DIVIDENDS


[GRAPH] The following information was presented as a line graph:


              Class A Shares         Class A Shares      S&P 500   NASDAQ Bank
           before sales charges   net of sales charges    Index       Index
           --------------------   --------------------    -----       -----
08/01/97         $10,000                $ 9,425          $10,000     $10,000
08/31/97           9,960                  9,387            9,511       9,925
09/30/97          10,880                 10,254           10,031      10,980
10/31/97          11,150                 10,509            9,697      11,170
11/30/97          11,410                 10,754           10,144      11,306
12/31/97          12,400                 11,687           10,317      12,125
01/31/98          12,250                 11,546           10,430      11,682
02/28/98          12,750                 12,017           11,176      12,341
03/31/98          13,480                 12,705           11,743      12,945
04/30/98          14,250                 13,431           11,860      13,148
05/31/98          14,290                 13,468           11,659      12,847
06/30/98          13,840                 13,044           12,126      12,462
07/31/98          13,650                 12,865           11,999      11,920
08/31/98          11,090                 10,452           10,290       9,585
09/30/98          11,090                 10,452           10,938      10,237
10/31/98          11,220                 10,575           11,810      10,576
11/30/98          11,586                 10,920           12,513      10,966
12/31/98          11,268                 10,620           13,220      10,903
01/31/99          11,310                 10,660           13,763      10,650
02/28/99          11,374                 10,720           13,343      10,551
03/31/99          11,130                 10,490           13,866      10,447
04/30/99          11,809                 11,130           14,392      11,175
05/31/99          12,042                 11,350           14,060      11,019
06/30/99          12,170                 11,470           14,822      11,184
07/31/99          12,191                 11,490           14,370      10,881
08/31/99          11,947                 11,260           14,300      10,458
09/30/99          11,533                 10,870           13,919      10,174
10/31/99          11,565                 10,900           14,775      10,876
11/30/99          11,512                 10,850           15,068      10,692
12/31/99          10,849                 10,226           15,931      10,295
01/31/00          10,369                  9,773           15,152       9,706
02/29/00          10,038                  9,461           14,873       8,924
03/31/00           9,814                  9,249           16,284       9,427
04/30/00           9,718                  9,159           15,808       9,224
05/31/00           9,493                  8,947           15,493       9,609
06/30/00           9,290                  8,756           15,863       9,295
07/31/00           9,376                  8,837           15,623       9,650
08/31/00          10,155                  9,571           16,561      10,347
09/30/00          10,732                 10,115           15,715      10,986
10/31/00          10,668                 10,055           15,651      10,850
11/30/00          10,967                 10,336           14,462      10,919
12/31/00          12,280                 11,574           14,530      11,976
01/31/01          12,611                 11,886           15,024      12,085
02/28/01          12,654                 11,927           13,710      11,866


ANNUALIZED RETURN                               ONE YEAR        SINCE INCEPTION
-----------------                               --------        ---------------
The Banc Stock Group Fund Class A               26.06%               6.79%
S&P 500 Index                                   -7.82%               9.21%
Nasdaq Bank Index                               32.97%               4.89%


The maximum initial sales charge payable on an investment in Class A Shares of The Banc Stock Group Fund was 5.75% on February 29, 2000. At public offering price of $10,000, the net investment in the Fund would be $9,425 assuming no waiver or reduction of sales charges. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's return is net of all fees. The index does not include fees.

* Not covered by Report of Independent Accountants.

                      COMPARISON OF A $10,000* INVESTMENT
                      IN THE BANC STOCK GROUP FUND CLASS C
               (SINCE INCEPTION OF 06/03/99, AFTER SALES CHARGE)
                 TO THE S&P 500 INDEX AND THE NASDAQ BANK INDEX
                      INCLUDING REINVESTMENT OF DIVIDENDS


[GRAPH] The following information was presented as a line graph:


              Class C Shares         Class C Shares      S&P 500   NASDAQ Bank
           before sales charges   net of sales charges    Index       Index
           --------------------   --------------------    -----       -----
06/03/99         $10,000                $ 9,800          $10,000     $10,000
06/30/99          10,214                 10,009           10,571      10,169
07/31/99          10,214                 10,009           10,241       9,866
08/31/99          10,009                  9,809           10,191       9,453
09/30/99           9,653                  9,460            9,912       9,172
10/31/99           9,679                  9,486           10,537       9,811
11/30/99           9,626                  9,433           10,750       9,618
12/31/99           9,061                  8,880           11,379       9,228
01/31/00           8,658                  8,485           10,811       8,640
02/29/00           8,371                  8,204           10,608       7,892
03/31/00           8,183                  8,019           11,636       8,351
04/30/00           8,093                  7,931           11,289       8,130
05/31/00           7,905                  7,747           11,060       8,482
06/30/00           7,735                  7,580           11,329       8,169
07/31/00           7,797                  7,641           11,155       8,474
08/31/00           8,443                  8,274           11,838       9,119
09/30/00           8,927                  8,748           11,222       9,702
10/31/00           8,864                  8,687           11,175       9,544
11/30/00           9,106                  8,924           10,308       9,597
12/31/00          10,208                 10,004           10,358      10,575
01/31/01          10,477                 10,268           10,718      10,646
02/28/01          10,504                 10,294            9,760      10,429


ANNUALIZED RETURN                               ONE YEAR        SINCE INCEPTION
-----------------                               --------        ---------------
The Banc Stock Group Fund Class C               25.48%               2.86%
S&P 500 Index                                   -7.82%              -1.39%
Nasdaq Bank Index                               32.97%               2.44%


The maximum contingent deferred sales charge payable on an investment in Class C Shares of The Banc Stock Group Fund on February 29, 2000 was as follows: 2.00% if redeemed within the first year from date of purchase; 1.00% if redeemed after 1 year but within 2 years of date of purchase; 0.00% thereafter. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's return is net of all fees. The index does not include fees.

* Not covered by Report of Independent Accountants.

                           THE BANC STOCK GROUP FUND
                            SCHEDULE OF INVESTMENTS
                               February 28, 2001


                                                                Market
Shares    Security Description                                  Value
------    --------------------                                  -----

COMMON BANK STOCKS  -  94.8%

California  -  60.4%
   52,784 Northern Empire Bancshares #                         1,141,454
   45,262 Quaker City Bancorp, Inc. #                          1,046,684
   28,900 First Republic Bank #                                  997,339
   13,613 SJNB Financial Corp.                                   524,951
   42,673 MCB Financial Corp.                                    522,744
   14,600 GBC Bancorp                                            455,338
   13,000 Pacific Capital Bancorp                                368,062
   24,842 American River Holdings                                366,420
   17,375 ITLA Capital Corp. #                                   336,912
   38,780 VIB Corp. #                                            334,478
    9,000 First Banks America, Inc. #                            202,050
    7,000 Silicon Valley Bancshares #                            195,562
    7,000 Civic Bancorp #                                        111,125
    3,000 Borel Bank & Trust Co.                                  86,250
    3,550 BWC Financial Corp. #                                   83,425
    3,500 Capital Corp of the West #                              45,500
                                                               ---------
                                                               6,818,294

Connecticut  -  0.9%
   11,200 Alliance Bancorp of New England, Inc.                  103,040

Hawaii  -  3.1%
   13,100 BancWest Corp.                                         340,076

Illinois  -  3.8%
   23,400 Wintrust Financial Corp.                               431,438

Massachusetts  -  10.3%
   22,200 CCBT Financial Companies, Inc.                         488,400
   21,900 First Essex Bancorp, Inc.                              470,850
   15,050 Capital Crossing Bank #                                203,175
                                                               ---------
                                                               1,162,425

Michigan  -  4.3%
   24,200 Independent Bank Corp.                                 484,000

New Mexico  -  4.4%
   32,400 First State Bancorp.                                   498,150

New York  -  9.6%
   22,000 North Fork Bancorp, Inc.                               550,000
   25,100 Sterling Bancorp                                       533,375
                                                               ---------
                                                               1,083,375

Ohio  -  1.1%
   11,410 DCB Financial Corp.                                    128,363

Oregon  -  2.1%
   31,790 Centennial Bancorp #                                   223,522

                                                              ----------
Total Common Bank Stocks                                      11,272,683
(Cost $9,331,524)

Registered Investment Companies  -  4.7%

  438,739 Flex-funds Money Market Fund                           438,739
  125,736 Vanguard Money Market Fund                             125,736

                                                                 -------
Total Registered Investment Companies                            564,475
(Cost $564,475)

Total Investments  -  99.5%
(Cost $9,895,999)                                             11,837,158

Assets in Excess of Other Liabilities  -  0.5%                    63,244

Total Net Assets  -  100.0%                                   11,900,402

State percentages indicated are based on total bank common stocks of $11,272,683.

#    Represents non-income producing securities.

See accompanying notes to financial statements.

                           THE BANC STOCK GROUP FUND
                       STATEMENT OF ASSETS & LIABILITIES
                               FEBRUARY 28, 2001


ASSETS
Investments in securities, at value (cost $9,895,999)           $11,837,158
Receivable for fund shares issued                                    69,972
Receivable from dividends and interest                               10,569
Other assets                                                          6,741
                                                                -----------
Total Assets                                                     11,924,440

LIABILITIES
Payable for fund shares redeemed                                      3,122
Payable for dealer/underwriter commission                             2,488
Payable to investment adviser                                         9,010
Accrued distribution fees - Class A                                   4,606
Accrued distribution and service fees - Class C                         308
Accrued administration fees                                           4,504
                                                                     ------
Total Liabilities                                                    24,038

COMPONENTS OF NET ASSETS
Paid-in capital                                                  12,613,097
Undistributed net realized gain/(loss) from investment           (2,653,854)
Unrealized appreciation/(depreciation) of investments             1,941,159
                                                                -----------
Total Net Assets                                                $11,900,402

NET ASSETS
Class A                                                         $11,771,849
Class C                                                             128,553
                                                                -----------
Total                                                           $11,900,402

OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)
Class A                                                             993,360
Class C                                                              10,967
                                                                  ---------
Total                                                             1,004,327

NET ASSET VALUE - REDEMPTION PRICE PER SHARE
Class A                                                              $11.85
Class C*                                                             $11.72

MAXIMUM SALES CHARGE - CLASS A                                         5.75%

MAXIMUM OFFERING PRICE PER SHARE - CLASS A                           $12.57
(net asset value - Class A/(100% - maximum sales charge))

*  Redemption price per shares varies based upon holding period.

See accompanying notes to financial statements.

                           THE BANC STOCK GROUP FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED FEBRUARY 28, 2001


INVESTMENT INCOME
Dividends                                                            $89,188
Interest                                                              54,907
                                                                     -------
Total Investment Income                                              144,095

FUND EXPENSES
Investment management                                                131,295
Administration fees                                                   13,245
Distribution fees - Class A                                           22,911
Distribution and service fees - Class C                                  779
Trustee fees                                                           6,000
Total Fund Expenses                                                  174,230
Trustee fees reimbursed by investment adviser                         (6,000)
                                                                    ---------
Net Fund Expenses                                                    168,230

Net Investment Income/(Loss)                                         (24,135)

REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS
Net realized gains/(losses) from investment transactions          (2,073,403)
Change in unrealized appreciation/depreciation from investments    4,312,809
                                                                  ----------
Net Realized/Unrealized Gains/(Losses) from Investments            2,239,406

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                    $2,215,271


See accompanying notes to financial statements.

                           THE BANC STOCK GROUP FUND
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                  For the year ended   For the year ended
                                                                  February 28, 2001    February 29, 2000
                                                                  -----------------    -----------------
INCREASE/(DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income/(loss)                                             ($24,135)         ($56,149)
Net realized gains/(losses) from investment transactions               (2,073,403)         (575,746)
Change in unrealized appreciation/depreciation from investments         4,312,809          (678,116)
                                                                       -----------       -----------
Net Increase/(Decrease) in Net Assets from Operations                   2,215,271        (1,310,011)

DIVIDENDS AND DISTRIBUTIONS TO CLASS - A SHAREHOLDERS
From net realized gains/(losses) on investments                                 0           (76,735)
                                                                           ------           --------
Net Decrease in Net Assets from Dividends and Distributions                     0           (76,735)

DIVIDENDS AND DISTRIBUTIONS TO CLASS - C SHAREHOLDERS
From net realized gains/(losses) on investments                                 0              (503)
                                                                           ------            -------
Net Decrease in Net Assets from Dividends and Distributions                     0              (503)

CAPITAL TRANSACTIONS*
Issued                                                                  4,060,066           841,617
Reinvested                                                                      0            73,646
Redeemed                                                               (3,857,412)       (5,761,225)
                                                                       -----------       -----------
Net Increase/(Decrease) in Net Assets from Capital Transactions           202,654        (4,845,962)

TOTAL INCREASE/(DECREASE) IN NET ASSETS                                 2,417,925        (6,233,211)

NET ASSETS - BEGINNING OF PERIOD                                        9,482,477        15,715,688

NET ASSETS - END OF PERIOD                                            $11,900,402        $9,482,477

*SHARE TRANSACTIONS
Issued                                                                    393,697            78,775
Reinvested                                                                      0             7,157
Redeemed                                                                 (398,304)         (543,607)
                                                                         ---------         ---------
Net Increase/(Decrease) in Share Transactions                              (4,607)         (457,675)

See accompanying notes to financial statements.

                           THE BANC STOCK GROUP FUND
                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout the period.

                                              Class A    Class C     Class A        Class C       Class A         Class A
                                               Year       Year        Year       June 3, 1999*     Year        August 1, 1997*
                                               ended      ended       ended        through         ended          through
                                              February   February    February      February       February        February
                                              28, 2001   28, 2001    29, 2000      29, 2000       28, 1999        28, 1998
                                              --------   --------    --------      --------       --------        --------
Net Asset Value - beginning of period          $9.40       $9.34       $10.72        $11.23        $12.75          $10.00

Investment Activities
Net investment income (loss)                   (0.02)      (0.07)       (0.06)        (0.05)        (0.15)          (0.07)
Net realized and unrealized gain (loss)         2.47        2.45        (1.19)        (1.77)        (1.22)           2.82
Total from Investment Activities                2.45        2.38        (1.25)        (1.82)        (1.37)           2.75

Dividends and Distributions
From net realized gains                         0.00        0.00        (0.07)        (0.07)        (0.66)           0.00
Total from Dividends and Distributions          0.00        0.00        (0.07)        (0.07)        (0.66)           0.00

Net Asset Value - end of period               $11.85      $11.72        $9.40         $9.34        $10.72          $12.75

Total Return (excludes sales charge)(1)        26.06%      25.48%      -11.75%       -16.29%       -10.79%          27.50%

Ratios/Supplemental Data
Net assets - end of period ($000)             $11,772        $129       $9,411           $71       $15,716         $13,702
Ratio of expenses to average net assets(2)      1.81%       2.56%        2.17%         2.74%         2.50%           2.50%
Ratio of net investment income/(loss)
   to average net assets(2)                    -0.25%      -0.97%       -0.40%        -0.82%        -1.27%          -1.07%
Ratio of expenses to average net assets
   before reimbursement of fees(2)              1.88%       2.63%        2.26%         2.84%         2.50%           2.50%
Portfolio turnover rate(1)                    142.26%     142.26%      119.13%       119.13%        54.07%          26.65%

(1) Not annualized for periods of less than one full year.

(2) Annualized for periods of less than one full year.

*  Commencement of operations.


See accompanying notes to financial statements.

                           THE BANC STOCK GROUP FUND
                         NOTES TO FINANCIAL STATEMENTS
                               FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ORGANIZATION

The Banc Stock Group Fund (the "Fund") was organized as a series of The BSG Funds (the "Trust"). The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund's investment objective is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of community banks, lending institutions, and financial services companies believed by the Adviser to offer superior prospects for long-term growth. The Fund offers two classes of shares (Class A and Class C). The Class A shares are subject to initial sales charges imposed at the time of purchase and certain redemptions of Class C shares made within two years of purchase are subject to contingent deferred sales charges, in accordance with the Fund's prospectus. Each class of shares for the Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its highest bid price on such exchanges, or at the highest bid price in the over-the-counter market except when, in the investment adviser's opinion, the highest bid price does not accurately reflect the current value of the security. Securities for which market quotations are not readily available, or when the investment adviser determines the highest bid price does not accurately reflect the current value, or when restricted securities are being valued, are valued as determined in good faith by the investment adviser, subject to review by the Board of Trustees (the "Board") of the Trust.

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the investment adviser believes such prices accurately reflect the fair market value of the security.

Short-term investments in fixed-income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                           THE BANC STOCK GROUP FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                               FEBRUARY 28, 2001
--------------------------------------------------------------------------------


Federal income taxes - The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable net investment income and any net realized capital gain to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders - The Fund will declare and pay, if any, all net investment income, net long-term and net short-term capital gains on an annual basis. Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses. GAAP requires that permanent financial reporting tax differences relating to shareholder distributions be reclassified as short-term capital gains.

Other - The Fund records security transactions based on a trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities.

CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares without par value. Transactions in capital shares were as follows:


                                   SHARES                    AMOUNT
------------------------- ----------- ----------- ------------- --------------
                                2000        2001          2000           2001
------------------------- ----------- ----------- ------------- --------------
CLASS A
------------------------- ----------- ----------- ------------- --------------
Issued                        71,208     389,767      $757,142     $4,015,261
------------------------- ----------- ----------- ------------- --------------
Reinvested                     7,108          --        73,143             --
------------------------- ----------- ----------- ------------- --------------
Redeemed                   (543,607)   (397,725)   (5,761,225)    (3,852,004)
------------------------- ----------- ----------- ------------- --------------
Net Increase/(Decrease)    (465,291)     (7,958)   (4,930,940)        163,257
========================= =========== =========== ============= ==============
CLASS C
------------------------- ----------- ----------- ------------- --------------
Issued                         7,567       3,930        84,475         44,805
------------------------- ----------- ----------- ------------- --------------
Reinvested                        49          --           503             --
------------------------- ----------- ----------- ------------- --------------
Redeemed                          --       (579)            --        (5,408)
------------------------- ----------- ----------- ------------- --------------
Net Increase/(Decrease)        7,616       3,351        84,978         39,397
------------------------- ----------- ----------- ------------- --------------

                           THE BANC STOCK GROUP FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                               FEBRUARY 28, 2001
--------------------------------------------------------------------------------


INVESTMENT TRANSACTIONS

For the year ended February 28, 2001, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $13,872,518 and $12,172,965, respectively.

The U.S. Federal income tax basis of the Fund's investments at February 28, 2001, was $9,901,429, and net unrealized appreciation for U.S. Federal income tax purposes was $1,935,729 (gross unrealized appreciation $2,184,760; gross unrealized depreciation $249,031).

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund receives investment management and advisory services from Banc Stock Financial Services, Inc. (the "Adviser"). Prior to November 30, 2000, Diamond Hill Capital Management, Inc. (the "Former Adviser"), an affiliate of the Adviser, served as the Fund's investment adviser.

Prior to July 1, 2000 the Former Adviser was paid at an annual rate of 1.70% of the Fund's average daily net assets. Under the terms of its management agreement with the Fund, the Former Adviser provided both investment management services and certain administrative services, including paying most of the operating expenses of the Fund. Prior to November 30, 2000, the Former Adviser, through an agreement to reduce its management fee, was paid at an annual rate of 1.50% of the Fund's average daily net assets.

Effective November 30, 2000, the Fund's shareholders approved a management agreement with the Adviser whereby the Adviser is paid an annual management fee of 1.00% of the Fund's average daily net assets. In addition, the Fund has entered into an administration agreement with the Adviser whereby the Adviser has agreed to provide the same administrative services that the Former Adviser provided under the terms of its management agreement. Pursuant to the administration agreement, the Adviser is paid a fee at an annual rate of 0.50% of the Fund's average daily net assets. These administration fees are used to pay most of the Fund's operating expenses except distribution, shareholder servicing, brokerage, taxes, interest, fees and expenses of non-interested trustees and extraordinary expenses. The Adviser has made an irrevocable commitment to reimburse the Fund's trustee expenses through June 30, 2003. During the year ended February 28, 2001, the Adviser reimbursed $6,000 of trustee expenses on behalf on the Fund. After the initial two years, this advisory agreement is subject to an annual approval by the Board of the Fund. During the year ended February 28, 2001, the Adviser earned advisory fees of $131,295 and administrative fees of $13,425. For this same time period, the Adviser paid all fees and expenses relating to non-interested person trustees, and will not seek reimbursement from the Fund.

The Adviser received $75,179, during the year ended February 28, 2001, from brokerage fees on executions of purchases and sales of the Fund's portfolio investments.

                           THE BANC STOCK GROUP FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                               FEBRUARY 28, 2001
--------------------------------------------------------------------------------


Pursuant to Rule 12b-1 of the Act, the Fund has entered into distribution plans (the "Plans") with Banc Stock Financial Services, Inc. (the "Distributor"). Under the Plans, Class A shares pay quarterly a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay quarterly a distribution and shareholder servicing fee at annual rates of 0.75% and 0.25%, respectively, of Class C average daily net assets. These fees, which totaled $15,083 for the year ended February 28, 2001, compensate the Distributor for the services it provides and for expenses borne by the Distributor under the Plans.

For the year ended February 28, 2001, the Distributor received $22,658 in sales commissions from the sales of Class A shares. The Distributor also received $54 of contingent deferred sales charges relating to redemptions of Class C shares.

The Fund has an agreement with Mutual Funds Service Co. (the "Administrator") to provide transfer agent, fund accounting and administrative services. The services to be provided under the agreement include day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of records, preparation of reports, supervision of the Fund arrangement with the custodian and assistance in the preparation of the Fund's registration statement under federal and state laws.

FEDERAL TAX INFORMATION (UNAUDITED)

At February 28, 2001, the Fund had unused capital loss carryforwards of $2,646,010 available to offset future gains, if any, for U.S. Federal income tax purposes. The capital loss carryforward expires in 2009.

INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Trustees
The Banc Stock Group Fund:

We have audited the accompanying statement of assets and liabilities of The Banc Stock Group Fund, including the schedule of portfolio investments, as of February 28, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years and for the period from August 1, 1997 (commencement of operations) to February 28, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash owned as of February 28, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Banc Stock Group Fund as of February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years and for the period from August 1, 1997 (commencement of operations) to February 28, 1998 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio
March 20, 2001

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                                       14

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                                       15

                                     [LOGO]

                                BANC STOCK GROUP

                               1105 Schrock Road
                                   Suite 437
                               Columbus, OH 43229

                                  DIAMOND HILL
                                   FOCUS FUND


                                  DIAMOND HILL
                                 SMALL CAP FUND



                                 ANNUAL REPORT

                                February 28,2001




                                     [LOGO]

                               DIAMOND HILL FUNDS

                               1105 Schrock Road
                                   Suite 437
                               Columbus, OH 43229

                     DIAMOND HILL CAPITAL MANAGEMENT, INC.


MISSION STATEMENT & PLEDGE

The mission of Diamond Hill Capital Management, Inc. is to achieve superior investment performance and provide exceptional service to our clients. Consistent with our mission, we make the following pledge to all of our clients:


Our investment discipline is to assess the economics of the underlying business, its management, and the price that must be paid to own a piece of it. We seek to concentrate our investments in the highest-quality, best-managed businesses, which are available at prices significantly below intrinsic value. We will consistently apply this investment discipline.

We will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of the trust placed in our team.

Our investment team will be comprised of people with integrity, sound experience and education, in combination with a strong work ethic and independence of thought. Especially important is that each associate possesses the highest level of character, business ethics and professionalism.

Our employees will enjoy a working environment that supports professional and personal growth initiatives, thereby maximizing employee satisfaction while enhancing the productivity of the firm and the experience of our clients.

We will invest the capital that you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill investment management employees will commit a significant portion of their stock market investments to the same portfolios in which our clients invest.

                            DIAMOND HILL FOCUS FUND


April 23, 2001

Dear Shareholder:

We are honored to submit our inaugural Annual Letter to you. Additionally, since the Diamond Hill Focus Fund and the Diamond Hill Small Cap Fund are less than one year old, we have included supplemental information that we feel will provide insight about the Fund Advisor, Diamond Hill Capital Management, Inc.
(DHCM). We encourage you to read the enclosed Mission Statement and Pledge as well as the presentation of our Investment Philosophy.

First, let us briefly touch on personnel matters. In addition to Ric Dillon, CFA, and Tom Schindler, CFA, two investment professionals have joined DHCM. Bill Zox, J.D, LL.M. joined DHCM in January from the law firm Schottenstein, Zox, & Dunn Co., LPA. Chris Bingaman, CFA, joined DHCM in April from Villanova Capital, a subsidiary of Nationwide Insurance. All four of these individuals contribute investment ideas to the management of your Fund. Further, DHCM has added personnel in senior management, communications, information technology, trading, and operations. These additional administrative hires permit the investment team to devote a greater amount of time and energy to the management of the Diamond Hill Funds.

Legendary UCLA basketball coach John Wooden cautioned his players, "Don't mistake activity for accomplishment." We are careful not to confuse our activity (the addition of people) with accomplishment (the delivery of, or expectation of, producing satisfactory or even excellent investment returns). If you are now thinking to yourself that an increase in personnel should not NECESSARILY lead to good investment results, we would agree. Indeed, some of the best investment records in existence have been produced solo or by a pair of talented investors. It is not the size of the organization that matters, it is the ability to find and exploit attractive investment opportunities.

Yet, it is our belief that every professional joining our team will increase the probability that DHCM will produce outstanding investment performance in the FUTURE, which should be the primary concern of shareholders. We view our people as investments in human capital that will reap future rewards. Suffice to say, it is unusual to have four experienced investment professionals in a new investment organization with a relatively small amount of assets under management. However, we believe our people are our most significant asset and our greatest advantage in the marketplace, and their presence should serve as a testament to our belief in our ability to provide value to shareholders going forward.

RESULTS SINCE INCEPTION

                DIAMOND HILL                    S&P 500
                FOCUS FUND                      INDEX
                (DIAMX)                         (SPX)
                ----------------------------------------------------------------
                Closing NAV     Total Return    Closing Value   Total Return
                -----------     ------------    -------------   ------------
6/30/00           $10.00          --              1,454.60        --
6/30/00-2/28/01   $11.44          14.43%          1,239.94        (14.01%)
6/30/00-3/30/01   $10.92           9.23%          1,160.33        (19.40%)


While this performance disparity is striking, we would be the first to admit it is not a fair test of our skill since the time period observed is too short to be statistically significant. Furthermore, it would be misleading to insinuate that short-term results, when considered in isolation, have any predictive value (one of the reasons, entirely appropriate in our opinion, for all the boiler plate language mandated by the SEC that "past performance is no guarantee of future results"). While we recognize that the comments above could qualify us for an anti-Clio(C) award (the Clio(C) Awards honor advertising excellence) in the category "Worst Advertising by a Mutual Fund", we believe there are two important points investors can fairly conclude from the initial performance of the Focus Fund. The first is that the Focus Fund is in no way a "closet index" fund. The second is that there are potential gains from deviating from the industry norm and considering return and risk in a different light.

MANAGEMENT DISCUSSION AND ANALYSIS

We have described in other forums the tendency of investment managers to consider relative attractiveness rather than formulating an absolute expected return when selecting stocks. This has manifested itself in many ways, including the popularity of using what we believe are unsound shortcuts to valuation like the price/earnings-to- earnings growth (PEG) ratio. Furthermore, risk has come to be defined by terms such as "tracking error" or how far from the benchmark a manager might deviate. Risk in the "relative performance" game concerns more than just what you own and the possibility that you have misjudged either the economics of the business, its management, or a reasonable purchase price. Risk also deals with what the investor DOES NOT OWN. In a relative world, not owning a stock in the benchmark becomes akin to being short that stock. We believe our refusal to succumb to the "relative performance game" is another significant advantage for us.

We believe this thinking is an apt description of many in the money management industry. Though each member of the investment team could share a personal anecdote, we will share an experience of two team members while employed at another investment firm. In December 1999, the weighting of the technology sector in the S&P 500 had surpassed 30% and many of the firm's portfolios were significantly "underweight" in terms of the percentage of assets invested in companies falling under this broad categorization. Some questioned whether it was "prudent" to be so "underweight" in technology. We promise that it is not just with the benefit of hindsight that we thought it peculiar that the investment question under consideration was no longer, "Are the technology stock(s) that we would buy to bring our weighting in line with that of the S&P likely to provide an acceptable return over a reasonable period of time?" In a very real sense, "professional" investors have abdicated their role of trying to ascertain the true value of an investment. In some organizations, even if an investment professional has an "expert opinion", only a limited amount of conviction can be placed in that opinion.

Our strategy has been and will always be to invest in securities we believe are undervalued. Our valuation approach is rooted in the concept that a stock has an intrinsic value that is independent of its current market price. This intrinsic value can be estimated by forecasting future cash flows generated by the business and discounting them to the present at an appropriate rate. We are not entirely unique in this approach, and its adoption still leaves significant work to be done in estimating cash flows, understanding the business economics, and evaluating management.

Reasonable people may argue whether our people and/or our approach truly provide DHCM a competitive advantage. We believe, however, there is an additional factor currently to our advantage that cannot be seriously debated namely our size as defined by assets under management (AUM). We have encountered consultants or potential investors who require an investment advisor have a minimum amount of AUM before being considered in a manager search. The thinking must go something like this: other people have entrusted significant assets to that fund manager; ergo, he or she must be "safe" or "good". Size somehow becomes a proxy for investment skill. It is true that many talented investors have considerable assets under management. This situation, however, is likely the RESULT of having added value through good historic performance or simply a matter of having been around a long time. It is certainly not the case that managing more assets CAUSED the manager to perform well. Warren Buffett often notes that a large capital base acts as an anchor on relative performance. Once a pool of funds becomes substantially large, it becomes very difficult mathematically to perform much better than average. Intellectually honest managers would agree.

It is also appropriate to offer a reminder that any short-term performance measurement (such as our 8-month and 9-month results cited above) is necessarily a measurement of "PRICE" performance. This may be very different from how the BUSINESSES we partially own have performed. Yet, it is also important to note that there is a constant price-to-value consideration being made. In some cases, we purchase a stock whose business we fully expect to encounter near term difficulties. It's just that we either estimate the subpar performance will prove temporary or that the price we pay more than discounts this expectation.

Before we discuss the performance of some of the BUSINESSES we have owned, let us offer one caveat. Just as it is difficult to reach a valid conclusion of how a fund manager has performed over a short time period, it is equally difficult to judge the performance of the underlying businesses considering only a short time period. In general, U.S. companies experienced a marked deterioration in profitability during the fourth calendar quarter of 2000. The decline was severe enough that both sequential and year-over-year comparisons turned negative. Profit warnings began in earnest soon after or in tandem with third quarter earnings announcements and outlooks continued to weaken through the time of this letter. Many of the companies in the Focus Fund are not immune to the weakening economy and environment for corporate profits.

Each holding in the Focus Fund is analyzed independently. For discussion purposes, however, we have grouped some holdings together in broad categories. In this context, we will comment more specifically on a number of holdings.

BUSINESSES GROWING IN INTRINSIC VALUE AND MARKET VALUE

Crossmann Communities (CROS) was originally purchased in the Focus Fund in July 2000 and we continued to add to our position at prices between $15 and $19 as cash came into the Fund. We believed that CROS was a superior operator in a mediocre, fairly cyclical business. Management acts conscientiously to control costs and has their interests aligned with shareholders by owning a significant amount of stock. The company has benefited in some respects from a favorable macro backdrop as mortgage rates have declined, and we feel the business has performed quite well. Yet, we found ourselves surprised that homebuilders, CROS included, have been able to post such strong results in an economy that seems to be clearly weakening with the negative implications that may have on employment and consumer confidence. While we do not necessarily think current results represent a cyclical peak in earnings, the economics of the homebuilding business constrain the multiple we are willing to place on "normalized" earnings. In the meantime, CROS stock appreciated to the point where we believe it had significantly closed the gap between the market price and our estimate of intrinsic value. As a result, we sold all but a small amount of our stock in the high $20's.

Sungard Data Systems (SDS), First Republic Bank (FRC), and Countrywide Credit
(CCR) are additional businesses the Fund owns that we feel have increased in intrinsic value since the time we first acquired a stake. Concurrently, the stocks have also done well during the time we have owned them. While we have realized some gains in both SDS and CCR as part of the divergence between intrinsic and market value was eliminated, we maintain significant stakes in each. FRC is now the Fund's largest holding by market value after we significantly increased our position in March 2001.

BUSINESSES BOUGHT AT PRICES REFLECTING "THE WORST CASE SCENARIO" INCREASING IN MARKET VALUE

Electronics For Imaging (EFII) was purchased for the Focus Fund in October at approximately $11.50 per share. The purchase was made the day after EFII announced that while third quarter earnings revenues and earnings per share were $153 million and $.37, respectively, the company expected fourth quarter revenues of $115-125 million and EPS of $.06-$.12. The stock declined more than 30% on this announcement. Despite the obvious weakness in the business, we sensed an investment opportunity. EFII held $8 per share of cash and short-term marketable securities with no long-term debt. Moreover, EFII had generated positive cash flow and repurchased stock in the past year. Although some important customers were experiencing great difficulty, most notably Xerox, we believe the company's products (servers and embedded controllers that transform digital copiers and printers into high-quality color networked printers) are competitive and serve an ongoing demand. At the price we paid, we felt we were paying a paltry sum to own a business whose "normalized" earnings might be as much as $1 per share. So how has the business performed? One might argue better than expected since fourth quarter EPS came in at $.17. We would argue that there is little to infer about the health of the business from this, however. After all, this does represent quite a comedown from previous levels (in the high jump, if the bar is set low enough, the athlete can trip and still safely clear it). From another perspective, we have not stuck around long enough to find out. In January, we sold our stake at a price of roughly $18.50. So how do we know if we were "lucky" or "skilled"? Our answer is that now, we're not sure. But after we sell a stock, we continue to keep tabs on the company. If in two years time, we find that EFII has burned through all their cash and has little economic earnings power, we'd conclude that we were "lucky". In other words, if we find ourselves consistently selling "at the top" only to watch a former holding crash after a sale, the relief we will feel as fellow shareholders will be tempered by concern that we are making mistakes at the outset.

PacifiCare Health Systems (PHSY), the largest positive contributor to the Fund's performance in terms of realized and unrealized dollar gains, Toys R Us (TOY), and Pittston Brinks (PZB) also have appreciated since we bought them. In these cases, we do not feel that business results have dramatically increased intrinsic value since the time we first purchased them (we are satisfied with the performance of the PHSY and TOY businesses relative to our expectations; in the case of PZB, there has probably been a decline in intrinsic value). Yet we believe the stocks were purchased at a time of such extreme pessimism that the market only need realize that the world is not coming to an end for these companies and begin to recognize some value, giving us an attractive return in the process.

BUSINESSES WITH PROFITS SUSCEPTIBLE TO A SLOWDOWN BUT WHOSE ATTRACTIVENESS REMAINS INTACT

Belo (BLC), Black & Decker (BDK), CPI Corp. (CPY), Kaydon (KDN), Sara Lee (SLE), and Viad (VVI) are examples of companies the Fund owns that have had or may have weakness in profits in the near-term. In some cases, this would result in a slight downward revision to our estimate of intrinsic value from the time we first purchased the stock. In none of the cases, however, do we feel the long-term investment appeal has eroded. In fact, we believe that among this group are some solid companies with an opportunity to improve their competitive position in this weak environment. Finally, when considered as a group, these stocks are at similar market values as the time we first purchased them. Since we do not believe there has been any permanent impairment to the inherent business value, we are still pleased to own each of them.

BUSINESSES DECLINING IN INTRINSIC VALUE AND MARKET VALUE

Finova (FNV) was a disappointment and our largest loss to date. The commercial lender's credit quality experienced a pronounced decline at the same time a borrowing facility was maturing, creating a liquidity squeeze from which FNV could not recover. When we purchased most of our holdings, we believed that FNV had enough financial strength to weather the storm, and that our calculation of intrinsic value would be realized by shareholders. We sold the stock at an average price slightly above current levels, convinced that creditors would extract most of the value. This seems to now be the case, as a Chapter 11 filing recently occurred, with a proposal for Warren Buffett agreeing to provide $6 billion in interest bearing credit in return for a 51% equity interest.

Schering-Plough (SGP) is another holding that has experienced a decline in our estimate of intrinsic value. SGP had one of the most enviable track records of any business in the U.S., generating compound earnings growth in the high teens for more than fifteen years. In February, SGP announced that the FDA had issued reports citing manufacturing deficiencies at plants in New Jersey and Puerto Rico. Not only will this reduce the current year outlook for earnings, the FDA required that these issues be resolved before approval was granted for Clarinex tablets (the follow-up drug to Schering-Plough's Claritin). The Claritin franchise is important to SGP, and this delay could jeopardize future year's earnings as well. The pressure to replace profits coming from products whose patent exclusivity expires in the near future grows greater. While all this results in a lower estimate of intrinsic value, there has been a concomitant decline in market value. Thus, we still believe that SGP represents an attractive investment opportunity, especially if these problems prove transitory and the SGP R&D effort produces a few successful new drugs.

TAX CONSIDERATIONS

We have already mentioned that we have realized gains in CROS, EFII, SDS, and CCR. Additionally, a partial sale of PHSY and a complete sale of a position in Sabre Group Holdings (TSG) have generated realized gains. Given that the Focus Fund is less than a year old, taxable investors may be concerned with these short-term gains. Be assured that our objective is to achieve attractive AFTER-TAX returns. When possible, we attempt to offset gains with losses (such as the losses realized on FNV). We also remain cognizant of the additional burden of the higher tax rate applied to short-term gains, and ordinarily expect to hold stocks far longer than the one-year period required for the preferential long-term capital gains tax rate.

SUMMARY

In our semi-annual report written in October 2000, we stated our belief that while a lot of speculative excesses had been wrung out to that point in 2000, the overall market was not "cheap" by any means. This sentiment continues, even at considerably lower market levels. We also stated that we were still finding stocks that we believed represented attractive investment opportunities. We have the same opinion on that score as well.

We have seen some fund managers comment on the relative attractiveness of their existing portfolio at various points in time. Usually, the manager is referring to the size of the discount between market value and estimated intrinsic value of the portfolio. Sometimes, a comparison is also made to the general market. We would be hard pressed to argue that our portfolio is more attractive relative to the general market than it was when we started the Focus Fund in the summer of 2000. However, in our opinion, this is mostly a function of the general market correcting rather than our portfolio experiencing returns that would dramatically close the gap between the portfolio's market value and its intrinsic value. In other words, our absolute return expectations currently are very similar to when we began. However, we do not expect to outperform the broad market indices by as great a margin as we have to this point. Thank you for your investment in the Diamond Hill Focus Fund.

Sincerely,

Diamond Hill Capital Management, Inc.- Fund Advisor to the Diamond Hill Focus
Fund



Ric Dillon, CFA   Chris Bingaman, CFA  Tom Schindler, CFA  Bill Zox, J.D., LL.M.
President &       Analyst              Analyst             Analyst
Chief Investment
Officer

                       COMPARISON OF A $10,000* INVESTMENT
                         IN THE DIAMOND HILL FOCUS FUND
          (SINCE INCEPTION OF 06/30/00, BEFORE AND AFTER SALES CHARGE)
                TO THE S&P 500 INDEX AND THE WILSHIRE 5000 INDEX
                       INCLUDING REINVESTMENT OF DIVIDENDS


[GRAPH] The following information was presented as a line graph:


             Class A Shares         Class A Shares      S&P 500   Wilshire 5000
          before sales charges   net of sales charges    Index        Index
          --------------------   --------------------    -----        -----
06/30/00        10,000                  9,425           10,000        10,000
07/31/00         9,750                  9,189            9,844         9,789
08/31/00        10,160                  9,576           10,454        10,486
09/30/00        10,370                  9,774            9,904         9,996
10/31/00         9,990                  9,416            9,862         9,777
11/30/00         9,470                  8,925            9,088         8,794
12/31/00        10,223                  9,635            9,133         8,941
01/31/01        11,303                 10,653            9,454         9,275
02/28/01        11,443                 10,785            8,599         8,390


ANNUALIZED RETURN                                               SINCE INCEPTION
-----------------                                               ---------------
Diamond Hill Focus Fund Class A Shares, before sales charges         14.43%
Diamond Hill Focus Fund Class A Shares, net of sales charges          7.85%
S&P 500 Index                                                       -14.01%
Wilshire 5000 Index                                                 -16.10%


The maximum initial sales charge payable on an investment in the Diamond Hill Focus Fund was 5.75% on June 30, 2000. At public offering price of $10,000, the net investment in the Fund would be $9,425 assuming no waiver or reduction of sales charges. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's return is net of all fees. The index does not include fees.

* Not covered by Report of Independent Accountants.

                            DIAMOND HILL FOCUS FUND
                            SCHEDULE OF INVESTMENTS
                               FEBRUARY 28, 2001

                                                                    MARKET
       SHARES    SECURITY DESCRIPTION                               VALUE
       ------    --------------------                               -----

COMMON STOCKS  -  91.3%

Capacitators  -  1.8%
       11,500 Kemet Corp. #                                        193,315

Commercial Banks -- Western U.S.  -  3.9%
       12,200 First Republic Bank #                                421,022

Chemical -- Specialty  -  2.2%
       20,850 Crompton Corp.                                       236,647

Commercial Services  -  10.1%
       26,950 Viad Corp.                                           657,041
       19,900 CPI Corp.                                            422,875
                                                                 ---------
                                                                 1,079,916

Computer & Peripherals  -  1.8%
       19,000 Silicon Storage Technology, Inc. #                   190,000

Computer Software & Services  -  8.8%
        7,700 SunGard Data Systems, Inc. #                         426,426
       42,650 Gartner, Inc. #                                      366,790
        7,400 Ceridian Corp. #                                     149,628
                                                                  --------
                                                                   942,844

Computer Systems  -  2.4%
       15,000 Maxwell Technologies, Inc. #                         255,000

Diversified Manufacturing  -  4.4%
       23,975 Pittston Brink's Group                               475,185

Drug  -  2.9%
        7,800 Schering-Plough Corp.                                315,198

Electronic Components -- Miscellaneous  -  1.7%
        5,450 Technitrol, Inc.                                     188,025

Finance  -  5.2%
       13,450 FleetBoston Financial Corp.                          554,678


Financial Services  -  4.0%
        9,600 Countrywide Credit Industries, Inc.                  424,320

Food--Diversified  -  3.6%
       17,800 Sara Lee Corp.                                       385,370

Homebuilding  -  5.3%
       20,250 Crossmann Communities, Inc. #                        564,469

Industrial Services  -  3.7%
       15,500 Kaydon Corp.                                         393,235


Machinery  -  2.3%
        6,500 Cummins Engine Co., Inc.                             240,825


Manufacturing  -  7.4%
       19,000 The Black & Decker Corp.                             791,350

Medical--HMO  -  4.4%
       12,000 PacifiCare Health Systems, Inc. #                    468,000

Metal Fabricating  -  3.0%
       16,000 Cognex Corp. #                                       326,250

Multimedia  -  6.0%
       35,300 Belo Corp.                                           642,107

Toys  -  3.6%
       15,500 Toys "R"  Us, Inc. #                                 381,610

Travel Services  -  2.8%
       33,700 ResortQuest International, Inc. #                    296,560

                                                                 ---------
TOTAL COMMON STOCKS                                              9,765,926
(Cost $8,720,145)

                            DIAMOND HILL FOCUS FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                               FEBRUARY 28, 2001

                                                                    MARKET
       SHARES    SECURITY DESCRIPTION                               VALUE
       ------    --------------------                               -----

REGISTERED INVESTMENT COMPANIES  -  6.0%

      321,882 Flex-funds Money Market Fund                         321,882
      321,648 Firstar U.S. Treasury Money Market Fund              321,648

TOTAL REGISTERED INVESTMENT COMPANIES                              643,530
(Cost $643,530)

REPURCHASE AGREEMENTS  -  2.8%

      301,000 Firstar Trust Co., 4.00%, 03/01/01                   301,000
              (Collateralized by $591,000 FNMA, 6.00%, 12/01/09,
              market value - $307,301)

TOTAL REPURCHASE AGREEMENTS                                        301,000
(Cost $301,000)

TOTAL INVESTMENTS  -  100.1%
(Cost $9,664,675)                                               10,710,456

LIABILITIES IN EXCESS OF OTHER ASSETS  -  (0.1%)                    (8,853)

TOTAL NET ASSETS  -  100.0%                                     10,701,603

  #   Represents non-income producing securities.

See accompanying notes to financial statements.



                          DIAMOND HILL SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                                FEBRUARY 28, 2001


                                                                  MARKET
       SHARES    SECURITY DESCRIPTION                             VALUE
       ------    --------------------                             -----

COMMON STOCKS  -  78.0%

Capacitators  -  1.4%
        1,400 Kemet Corp. #                                       23,534

Commercial Banks -- Western U.S.  -  1.9%
          900 First Republic Bank #                               31,059

Chemical -- Specialty  -  3.8%
          875 Minerals Technologies, Inc.                         33,093
        2,675 Crompton Corp.                                      30,361
                                                                  ------
                                                                  63,454

Commercial Services  -  11.2%
        3,025 Viad Corp.                                          73,750
        3,000 CPI Corp.                                           63,750
        2,100 Deluxe Corp.                                        51,198
                                                                 -------
                                                                 188,698

Computer & Peripherals  -  2.1%
        3,600 Silicon Storage Technology, Inc. #                  36,000

Computer Software & Services  -  4.8%
        5,800 Gartner, Inc. #                                     49,880
        1,525 Ceridian Corp #                                     30,834
                                                                  ------
                                                                  80,714

Computer Systems  -  3.0%
        3,000 Maxwell Technologies, Inc. #                        51,000

Diversified Manufacturing  -  5.6%
        1,650 Pittston Brink's Group                              32,703
        1,100 Lancaster Colony Corp.                              32,450
        1,325 Trinity Industries, Inc.                            29,071
                                                                  ------
                                                                  94,224

Electronic Component -- Miscellaneous  -  4.1%
        1,500 AVX Corp.                                           26,790
          600 CTS Corp.                                           20,940
          600 Technitrol, Inc.                                    20,700
                                                                  ------
                                                                  68,430

Financial Services  -  3.1%
        1,075 H&R Block, Inc.                                     52,675

                                                                  MARKET
       SHARES    SECURITY DESCRIPTION                             VALUE
       ------    --------------------                             -----

Homebuilding  -  2.0%
        1,175 Crossmann Communities, Inc. #                       32,753

Industrial Services  -  1.8%
        1,175 Kaydon Corp.                                        29,810


Insurance -- Property/Casualty  -  0.8%
        3,150 Danielson Holding Corp. #                           13,388

Machinery  -  2.8%
        1,250 Cummins Engine Co., Inc.                            46,313


Manufacturing  -  1.7%
          675 The Black & Decker Corp.                            28,114

Medical--HMO  -  4.2%
        1,825 PacifiCare Health Systems, Inc. #                   71,175

Metal Fabricating  -  1.5%
        1,200 Cognex Corp. #                                      24,469

Multimedia  -  3.5%
        3,250 Belo Corp.                                          59,117

Networking Products  -  2.3%
        3,525 Adaptec, Inc. #                                     38,775

Pharmacy Services  -  1.5%
        1,700 Covance, Inc. #                                     24,786

Printing -- Commercial  -  2.1%
        2,600 Consolidated Graphics, Inc. #                       35,360

Real Estate Mgt/ Inv  -  2.8%
        4,125 Thornburg Mortgage, Inc.                            46,406

Rental -- Auto Equipment  -  1.8%
        1,775 United Rentals, Inc. #                              29,962

Researh & Development  -  2.9%
        1,850 Kendle International, Inc. #                        24,859
        1,450 Parexel International Corp. #                       23,472
                                                                  ------
                                                                  48,331

Toys  -  2.6%
        1,775 Toys "R" Us, Inc. #                                 43,700

Travel Services  -  2.7%
        5,200 ResortQuest International, Inc. #                   45,760

                                                               ---------
TOTAL COMMON STOCKS                                            1,308,007
(Cost $1,275,870)


REGISTERED INVESTMENT COMPANIES  -  6.0%

       51,053 Flex-funds Money Market Fund                        51,053
       49,991 Firstar U.S. Treasury Money Market Fund             49,991

TOTAL REGISTERED INVESTMENT COMPANIES                            101,044
(Cost $101,044)

REPURCHASE AGREEMENTS  -  15.9%

      267,000 Firstar Trust Co., 4.00%, 03/01/01                 267,000
              (Collateralized by $525,000 FNMA,
              6.00%, 12/01/09,
              market value - $272,983)

TOTAL REPURCHASE AGREEMENTS                                      267,000
(Cost $267,000)

TOTAL INVESTMENTS  -  99.9%
(Cost $1,643,914)                                              1,676,051

ASSETS IN EXCESS OF OTHER LIABILITIES  -  0.1%                     1,073

TOTAL NET ASSETS  -  100.0%                                    1,677,124

  #   Represents non-income producing securities.


See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES
                               FEBRUARY 28, 2001


                                                                         DIAMOND HILL     DIAMOND HILL
                                                                          FOCUS FUND     SMALL CAP FUND
                                                                          ----------     --------------
ASSETS
Investments in securities, at value
  (cost $9,664,675 and $1,643,914, respectively)                          $10,710,456       $1,676,051
Receivable for fund shares issued                                             607,374                0
Receivable from dividends and interest                                         14,448            2,697
                                                                          -----------       ----------
Total Assets                                                               11,332,278        1,678,748

LIABILITIES
Payable for securities purchased                                              613,259                0
Payable for dealer/underwriter commission                                       2,033                0
Payable to investment adviser                                                   7,645              927
Accrued distribution fees - Class A                                             3,839              231
Accrued distribution and service fees - Class C                                    77                3
Accrued administration fees                                                     3,822              442
                                                                              -------          -------
Total Liabilities                                                             630,675            1,603

COMPONENTS OF NET ASSETS
Paid-in capital                                                             9,471,637        1,638,702
Undistributed net investment income/(distributions
   in excess of net investment loss)                                           (2,467)           2,510
Undistributed net realized gain/(loss) from investment transactions           186,652            3,796
Unrealized appreciation/(depreciation) of investments                       1,045,781           32,137
                                                                          -----------       ----------
Total Net Assets                                                          $10,701,603       $1,677,145

NET ASSETS
Class A                                                                   $10,352,309       $1,657,221
Class C                                                                       349,294           19,924
                                                                          -----------       ----------
Total                                                                     $10,701,603       $1,677,145

OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)
Class A                                                                       905,225          147,151
Class C                                                                        30,546            1,770
                                                                             --------          -------
Total                                                                         935,771          148,921

NET ASSET VALUE - REDEMPTION PRICE PER SHARE
Class A                                                                        $11.44           $11.26
Class C*                                                                       $11.44           $11.26

MAXIMUM SALES CHARGE - CLASS A                                                   5.75%            5.75%

MAXIMUM OFFERING PRICE PER SHARE - CLASS A                                     $12.14           $11.95
(net asset value - Class A/(100% - maximum sales charge))

*  Redemption price per shares varies based upon holding period.

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
                              FOR THE PERIOD ENDED
                               FEBRUARY 28, 2001


                                                                     DIAMOND HILL      DIAMOND HILL
                                                                      FOCUS FUND*     SMALL CAP FUND**
                                                                      -----------     ----------------
INVESTMENT INCOME
Dividends                                                                $51,507            $2,114
Interest                                                                  24,366             2,020
                                                                        --------            ------
Total Investment Income                                                   75,873             4,134

FUND EXPENSES
Investment management                                                     44,404             1,271
Administration fees                                                       22,202               635
Distribution fees - Class A                                               11,082               317
Distribution and service fees - Class C                                       77                 3
Trustee fees                                                               4,500               500
                                                                        --------            ------
Total Fund Expenses                                                       82,265             2,726

Trustee fees reimbursed by investment adviser                             (4,500)             (500)
Expenses waived by investment adviser                                          0              (602)

Net Fund Expenses                                                         77,765             1,624

Net Investment Income/(Loss)                                              (1,892)            2,510

REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS
Net realized gains/(losses) from investment transactions                 188,544             3,796
Change in unrealized appreciation/depreciation from investments        1,045,781            32,137
                                                                      ----------           -------
Net Realized/Unrealized Gains/(Losses) from Investments                1,234,325            35,933

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                        $1,232,433           $38,443

*  Commenced operations on June 30, 2000.
**  Commenced operations on December 29, 2000.


See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                     DIAMOND HILL           DIAMOND HILL
                                                                      FOCUS FUND           SMALL CAP FUND
                                                                      Period from           Period from
                                                                     June 30, 2000*       December 29, 2000*
                                                                  to February 28, 2000   to February 28, 2001
                                                                  --------------------   --------------------
INCREASE/(DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income/(loss)                                              ($1,892)             $2,510
Net realized gains/(losses) from investment transactions                  188,544               3,796
Change in unrealized appreciation/depreciation from investments         1,045,781              32,137
                                                                       -----------           ---------
Net Increase/(Decrease) in Net Assets from Operations                   1,232,433              38,443

DIVIDENDS AND DISTRIBUTIONS TO CLASS - A SHAREHOLDERS
From net investment income                                                 (2,467)                  0
                                                                       -----------           ---------
Net Decrease in Net Assets from Dividends and Distributions                (2,467)                  0

CAPITAL TRANSACTIONS***
Issued                                                                 13,181,646           1,638,702
Reinvested                                                                  2,467                   0
Redeemed                                                               (3,712,476)                  0
                                                                       -----------          ----------
Net Increase/(Decrease) in Net Assets from Capital Transactions         9,471,637           1,638,702

TOTAL INCREASE/(DECREASE) IN NET ASSETS                                10,701,603           1,677,145

NET ASSETS - BEGINNING OF PERIOD                                                0                   0

NET ASSETS - END OF PERIOD                                            $10,701,603          $1,677,145

***SHARE TRANSACTIONS
Issued                                                                  1,306,443             148,921
Reinvested                                                                    241                   0
Redeemed                                                                 (370,913)                  0
                                                                      ------------        ------------
Net Increase/(Decrease) in Share Transactions                             935,771             148,921

*  Commencement of operations.

See accompanying notes to financial statements.

                            DIAMOND HILL FOCUS FUND
                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout the period.


                                                                            Class A              Class C
                                                                         June 30, 2000*     February 13, 2001**
                                                                            through              through
                                                                        February 28, 2001    February 28, 2001
                                                                        -----------------    -----------------
NET ASSET VALUE - BEGINNING OF PERIOD                                         $10.00                $11.80

INVESTMENT ACTIVITIES
Net realized and unrealized gain (loss)                                         1.44                 (0.36)
Total from Investment Activities                                                1.44                 (0.36)

NET ASSET VALUE - END OF PERIOD                                               $11.44                $11.44

TOTAL RETURN (EXCLUDES SALES CHARGE)(1)                                        14.43%                -3.05%

RATIOS/SUPPLEMENTAL DATA
Net assets - end of period ($000)                                            $10,352                  $349
Ratio of expenses to average net assets(2)                                      1.75%                 2.50%
Ratio of net investment income/(loss) to average net assets(2)                 -0.05%                 1.57%
Ratio of expenses to average net assets before reimbursement of fees(2)         1.85%                 4.10%
Portfolio turnover rate(1)                                                     48.99%                48.99%

(1)  Not annualized for periods of less than one full year.

(2)  Annualized for periods of less than one full year.

* Commencement of operations. The fund did not open for investors until August 3, 200 from June 30 to August 2, 2000, relate only to the initial shareholder.

**   Commencement of operations.


See accompanying notes to financial statements.

                          DIAMOND HILL SMALL CAP FUND
                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout the period.


                                                                                     Class A               Class C
                                                                                December 29, 2000*    February 20, 2001**
                                                                                     through                through
                                                                                February 28, 2001     February 28, 2001
                                                                                -----------------     -----------------
Net Asset Value - beginning of period                                                 $10.00                $11.39

Investment Activities
Net investment income (loss)                                                            0.02                  0.00
Net realized and unrealized gain (loss)                                                 1.24                 (0.13)
Total from Investment Activities                                                        1.26                 (0.13)

Net Asset Value - end of period                                                       $11.26                $11.26

Total Return (excludes sales charge)(1)                                                12.60%                -1.14%

Ratios/Supplemental Data
Net assets - end of period ($000)                                                     $1,657                   $20
Ratio of expenses to average net assets(2)                                              1.75%                 2.50%
Ratio of net investment income/(loss) to average net asset(2)                           2.71%                 0.80%
Ratio of expenses to average net assets before reimbursement/waiver of fees(2)          2.94%                 3.97%
Portfolio turnover rate(1)                                                              3.31%                 3.31%

(1)  Not annualized for periods of less than one full year.

(2)  Annualized for periods of less than one full year.

* Commencement of operations. The fund did not open for investors until February 7, 200 from December 29, 2000, to February 6, 2001, relate only to the initial shareholder.

**   Commencement of operations.

See accompanying notes to financial statements.

                            DIAMOND HILL FOCUS FUND
                          DIAMOND HILL SMALL CAP FUND
                         NOTES TO FINANCIAL STATEMENTS
                               FEBRUARY 28, 2001
--------------------------------------------------------------------------------


ORGANIZATION

The Diamond Hill Focus Fund and The Diamond Hill Small Cap Fund (each a "Fund" and collectively the "Funds") were organized as a series of The BSG Funds (the "Trust"). The Funds are registered under the Investment Company Act of 1940 (the "Act") as non-diversified, open-end management investment companies. The Funds' investment objectives are to provide shareholders with long-term capital appreciation. The Focus Fund pursues its objective by investing in common stocks that the Fund's adviser believes are undervalued. The Fund normally focuses its investments in approximately 20 companies. The Small Cap Fund pursues its objective by investing in common stocks that the Fund's adviser believes are undervalued. The Fund normally invests at least 65% of its assets in small capitalization companies, defined as those companies with a market capitalization below $5 billion. The Funds offer two classes of shares (Class A and Class C). The Class A shares are subject to initial sales charges imposed at the time of purchase and certain redemptions of Class C shares made within two years of purchase are subject to contingent deferred sales charges, in accordance with the Funds' prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its highest bid price on such exchanges, or at the highest bid price in the over-the-counter market except when, in the investment adviser's opinion, the highest bid price does not accurately reflect the current value of the security. Securities for which market quotations are not readily available, or when the investment adviser determines the highest bid price does not accurately reflect the current value, or when restricted securities are being valued, are valued as determined in good faith by the investment adviser, subject to review by the Board of Trustees (the "Board") of the Trust.

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the investment adviser believes such prices accurately reflect the fair market value of the security.

Short-term investments in fixed-income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Repurchase agreements - In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, at fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

                            DIAMOND HILL FOCUS FUND
                          DIAMOND HILL SMALL CAP FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                               FEBRUARY 28, 2001
--------------------------------------------------------------------------------


Federal income taxes - Each Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that is applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gain to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders - The Funds will declare and pay, if any, all net investment income, net long-term and net short-term capital gains on an annual basis. Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses. GAAP requires that permanent financial reporting tax differences relating to shareholder distributions be reclassified as short-term capital gains.

Other - The Funds record security transactions based on a trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities.

CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares without par value. Transactions in capital shares for the period ended February 28, 2001, were as follows:

------------------------- ----------------------- -----------------------
                                   SHARES                  AMOUNT
========================= ======================= =======================
FOCUS FUND - CLASS A
------------------------- ----------------------- -----------------------
Issued                            1,275,897             $12,826,547
------------------------- ----------------------- -----------------------
Reinvested                              241                   2,467
------------------------- ----------------------- -----------------------
Redeemed                           (370,913)             (3,712,476)
------------------------- ----------------------- -----------------------
Net Increase/(Decrease)             905,225               9,116,538
========================= ======================= =======================
FOCUS FUND - CLASS C
------------------------- ----------------------- -----------------------
Issued                               30,546                 355,099
------------------------- ----------------------- -----------------------
Net Increase/(Decrease)              30,546                 355,099
========================= ======================= =======================
SMALL CAP FUND - CLASS A
------------------------- ----------------------- -----------------------
Issued                              147,151               1,618,702
------------------------- ----------------------- -----------------------
Net Increase/(Decrease)             147,151               1,618,702
========================= ======================= =======================
SMALL CAP FUND - CLASS C
------------------------- ----------------------- -----------------------
Issued                                1,770                  20,000
------------------------- ----------------------- -----------------------
Net Increase/(Decrease)               1,770                  20,000
------------------------- ----------------------- -----------------------

                            DIAMOND HILL FOCUS FUND
                          DIAMOND HILL SMALL CAP FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                               FEBRUARY 28, 2001
--------------------------------------------------------------------------------


INVESTMENT TRANSACTIONS

For the period ended February 28, 2001, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

--------------------- ------------------------ -----------------------
                             PURCHASES                 SALES
--------------------- ------------------------ -----------------------
Focus Fund                  $11,458,628              $2,927,027
--------------------- ------------------------ -----------------------
Small Cap Fund                1,290,963                  18,889
--------------------- ------------------------ -----------------------

The U.S. Federal income tax basis of the Funds' investments may differ from cost for financial reporting purposes. These differences are due to losses recognized for financial reporting purposes in excess of U.S. Federal income tax reporting. As of February 28, 2001, the aggregate total cost of investments for U.S. Federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) were as follows:

--------------- -------------- ------------- -------------- -------------------
                                                              Net unrealized
                Cost basis of   Unrealized    Unrealized       appreciation/
                investments    appreciaiton  depreciation     (depreciation)
--------------- -------------- ------------- -------------- -------------------
Focus Fund       $9,666,317     $1,458,316    ($414,177)         $1,044,139
--------------- -------------- ------------- -------------- -------------------
Small Cap Fund    1,643,914         79,722      (47,585)             32,137
--------------- -------------- ------------- -------------- -------------------

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund receives investment management and advisory services from Diamond Hill Capital Management, Inc., formerly known as Heartland Advisory Group, Inc., (the "Adviser") under a management agreement that provides for fees to be paid at an annual rate of 1.00% of the Funds' average daily net assets. In addition, each Fund has entered into an administration agreement with the Adviser whereby the Adviser is paid a fee at an annual rate of 0.50% of the Funds' average daily net assets. These administration fees are used to pay most of the Funds' operating expenses except distribution, shareholder servicing, brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. The Adviser has made an irrevocable commitment to reimburse each Fund's trustee expenses through June 30, 2003. For the period ended February 28, 2001, the Adviser reimbursed $4,500 and $500 of trustee expenses on behalf of the Focus Fund and Small Cap Fund, respectively. After the initial two years, this advisory agreement is subject to an annual approval by the Board. During the period ended February 28, 2001, the Adviser earned advisory fees of $44,404 and $927 from the Focus Fund and Small Cap Fund, respectively. For this same time period, the Adviser paid all fees and expenses relating to non-interested person trustees, and will not seek reimbursement from the Funds.

The Adviser and Banc Stock Financial Services, Inc. ("BSFS"), a full service NASD Broker-Dealer and Registered Investment Adviser, are both subsidiaries of The Banc Stock Group, Inc. BSFS received $64,106, during the period ended February 28, 2001, from brokerage fees on executions of purchases and sales of the Funds' portfolio investments.

Pursuant to rule 12b-1 of the Act, each Fund has entered into distribution plans (the "Plans") with Banc Stock Financial Services, Inc. (the "Distributor"). Under the Plans, Class A shares pay quarterly a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay quarterly a distribution and

                            DIAMOND HILL FOCUS FUND
                          DIAMOND HILL SMALL CAP FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                               FEBRUARY 28, 2001
--------------------------------------------------------------------------------


shareholder servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. These fees, which totaled $7,238 for the period ended February 28, 2001, compensate the Distributor for the services it provides and for expenses borne by the Distributor under the Plans.

For the period ended February 28, 2001, the Distributor received $5,902 in sales commissions from the sales of the Funds' Class A shares. The Distributor did not receive any compensation for contingent deferred sales charges relating to redemptions of the Funds' Class C shares because there were no qualifying transactions.

The Funds have an agreement with Mutual Funds Service Co. to provide transfer agent, fund accounting and administrative services. The services to be provided under the agreement include day-to-day administration of matters related to the corporate existence of the Funds (other than rendering investment advice), maintenance of records, preparation of reports, supervision of the Funds' arrangement with the custodian and assistance in the preparation of the Funds' registration statement under federal and state laws.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of a fund, under
Section 2(a)(9) of the Act. As of February 28, 2001, the Adviser and Roderick Dillon owned of record, in aggregate, 34% and 28% of the Small Cap Fund, respectively.

INTRINSIC VALUE

We define intrinsic value as the present value of the future cash flows expected to be generated by the business. The determination of intrinsic value begins with an analysis of the historical financial performance of the business in the context of management's announced strategic plan as well as the historical economic and competitive environment. Then we evaluate management's plans for the future and anticipated economic and competitive dynamics to arrive at our theory of the future. We then project future cash flows based on conservative assumptions and reasonable probabilities recognizing that this is much more of an art than an exact science. The final step to determine intrinsic value is to apply our proprietary investment model to our projection of future cash flows resulting in an estimate of per share intrinsic value and a five-year price target.

Our analysis of the historical financial performance of the business includes a careful review of the financial statements, footnotes thereto, and other information contained in Securities and Exchange Commission reports. We recognize that many public companies prepare financial statements to obscure or inflate rather than fairly reveal their financial performance. Other public companies have significant excess assets on their balance sheets that cause the reported returns of the business to be understated. In some cases, the reported earnings of public companies understate their cash returns because of depreciation and amortization charges resulting from investments and acquisitions. As a result, we make extensive adjustments to reported numbers to reveal the true underlying cash economics of the business.

We also check our estimate of intrinsic value against a conservative assessment of the private market value of the business. We define private market value as the per share price that would be paid if the business were purchased in its entirety in a cash transaction. In many cases, comparable businesses have been purchased and sold in cash transactions and we can easily check our estimate of intrinsic value against the prices established in those transactions. Another way to estimate private market value is to model a leveraged buyout (LBO) of the business based on the borrowing capacity of the business and the anticipated required return on investment of equity and quasi-equity sources of capital. Private market value, like stock market price, tends to revert to intrinsic value. While private market value may be higher or lower than intrinsic value, private market value tends to fluctuate around intrinsic value in a much narrower range than stock market price (i.e., private market value does not fluctuate 30% or more in a single day).


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OUR FUNDAMENTAL PRINCIPLES

1. Every share of stock has an intrinsic value (discussed below) that is independent of its current stock market price. We believe that we can determine a reasonable approximation of that intrinsic value. At any point in time, the stock market price may be either significantly higher or lower than intrinsic value.

2. Over short periods of time, as evidenced by extreme stock market volatility, the stock market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While stock market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

3. Over sufficiently long periods of time, five years and longer, the stock market price tends to revert to intrinsic value.

4. We concentrate our investments in businesses whose per share intrinsic value is likely to grow. To achieve this, we assess the underlying economics of the businesses in which we invest and the industries and markets in which they participate. We seek to invest in businesses that possess a competitive advantage, have significant growth prospects, and outstanding managers and employees that will allow the company to prosper in the marketplace.

5. We only invest in a business when the stock market price is significantly lower than our conservative assessment of per share intrinsic value. In addition, every business in which we invest is "handicapped" by its price. While we would prefer to own only great businesses with superior managers, there are very few businesses that satisfy those criteria and additionally are available at attractive prices. As a result, we may invest in less attractive businesses at more than attractive prices. Depending on the price that we pay our returns from less than ideal businesses may be even better than our returns from ideal businesses.

6. In estimating intrinsic value, we attempt to adopt an interdisciplinary approach. Not only do we perform financial modeling including discounted cash flow (DCF), private market value, and leveraged buyout (LBO) analyses, we draw from other areas we believe are relevant to our investment decision-making. These include economics, statistics and probability theory, politics and the regulatory environment, and psychology and consumer behavior. In short, we do not want to exclude from our thinking anything that can help us forecast future cash flows, our most important as well as difficult job.


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7.   We achieve our return from both (a) closing of the gap between our purchase price and intrinsic value and (b) growth in per share intrinsic value. 8.

8. We do not define risk by price volatility. We define risk as the possibility that we are unable to obtain the return of the capital that we invest as well as a reasonable return on that capital when we need the capital for other purposes. If you will need the capital that you entrust to us in less than five years, then you should not invest that capital in the stock market.




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INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Trustees
Diamond Hill Focus Fund and
Diamond Hill Small Cap Fund (two series of The BSG Funds):

We have audited the accompanying statements of assets and liabilities of the Diamond Hill Focus Fund and the Diamond Hill Small Cap Fund (two series of The BSG Funds) including the schedules of portfolio investments, as of February 28, 2001, the related statements of operations, the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Diamond Hill Focus Fund and the Diamond Hill Small Cap Fund as of February 28, 2001, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
March 20, 2001


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                               DIAMOND HILL FUNDS

                               1105 Schrock Road
                                   Suite 437
                               Columbus, OH 43229